UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 04, 2026

BlackRock TCP Capital Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000
Santa Monica, California		90405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 566-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCPC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 4, 2026, BlackRock TCP Capital Corp. (the “Company”), through its wholly-owned subsidiary Special Value Continuation Partners LLC, entered into a definitive agreement (the “Transaction Agreement”) providing for the sale of 95% of the limited liability company interests in BlackRock DLF-C 2026, LLC (the “Continuation Vehicle”), to a group of investment funds and accounts managed by Pantheon Ventures (US) LP, and retained a 5% interest (the “Transaction”). The Transaction generated approximately $152 million in gross proceeds and, together with investment repayments received post June 30, 2026, is expected to reduce net leverage from 1.38x to approximately 0.4x (and further to less than 0.3x following an already-announced portfolio company paydown).1

The Company believes the Transaction meaningfully accelerates its ongoing efforts to strengthen its financial position and reshape its investment portfolio. As a result of the Transaction, the Company will have materially lower leverage, reduced investment position sizes, and significantly enhanced investment capacity, while realizing a substantial premium relative to the value implied by the Company’s current share price. The Company and its Board of Directors (the “Board”) believe these outcomes provide substantially greater financial, investment, and operational flexibility, creating a stronger foundation from which to evaluate and pursue additional transactions or other strategic alternatives that can deliver greater long-term value to shareholders.

The Transaction Agreement includes representations, warranties, and covenants by the Company that the Company believes are customary for a transaction of this nature, and the Transaction closed on August 4, 2026.

The description above is qualified in its entirety by reference to the copy of the Transaction Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2026.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The Continuation Vehicle, directly and through its wholly-owned subsidiary, BlackRock DLF 2026-C CLO, LLC (the “CLO Issuer”), holds a portfolio of approximately $523 million of loans to 78 portfolio companies. As part of the Transaction, the Company transferred to the Continuation Vehicle, on average, approximately two-thirds of its position in each included investment. The transferred assets represent approximately 48% of the fair market value of the Company’s pre-transaction debt portfolio and reflect broadly similar sector, lien and credit characteristics. Following the closing of the Transaction (the “Closing”), the Company retained a direct investment in substantially all of the portfolio companies held by the Continuation Vehicle, as well as a 5% equity interest in the Continuation Vehicle. The Continuation Vehicle continues to be managed by the Company’s investment adviser without compensation.

The purchase price for the transferred equity interest in the Continuation Vehicle was approximately $152 million, reflecting a sale of the Continuation Vehicle interests at approximately 95% of their gross fair market value as of December 31, 2025, subject to certain other adjustments as set forth in the Transaction Agreement and summarized in Appendix A to this Current Report, which forms a part of this Item 2.01. The Company intends to apply the net proceeds from the Transaction initially to the repayment of outstanding indebtedness, the payment of transaction expenses, and for general corporate purposes. The purchase price is subject to a customary post-closing dispute resolution process with respect to its calculation.

The Company estimates that the Transaction will reduce its net asset value by approximately $57 million or approximately $0.68 per share. The estimated per-share net asset value impact is preliminary and subject to final post-closing adjustments. The Company expects that the Transaction, together with repayments on investments since June 30, 2026, will significantly reduce net leverage and ongoing investment funding commitments, providing the Company with improved financial, operational, and investment flexibility. The Company estimates that net leverage to equity will decline from 1.38x as of June 30, 2026 to approximately 0.4x pro forma for the Transaction and completed repayments, with an expected further reduction to less than 0.3x post-completion of a paydown resulting from a publicly announced portfolio company transaction. In addition, the Transaction reduces the Company’s unfunded investment commitments from approximately $90 million down to approximately $36 million.

In July 2026, the Board engaged Lincoln International LLC (“Lincoln”) as financial advisor to the Board in connection with the Transaction. Among other services, Lincoln rendered an opinion to the Board as to the fairness, from a financial point of view, of the consideration to be received by the Company in the Transaction. The Company incurred professional fees and other expenses associated with Lincoln’s engagement.

_________________________________

1 On June 23, 2026, Domo, Inc. announced an agreement to sell substantially all of its assets and certain liabilities to Progress Software Corporation for $400 million in cash. If consummated, this announced transaction would result in approximately $69 million in repayment proceeds to the Company. If the announced transaction does not occur, the Company would not expect to receive this repayment in a comparable timeframe, and the absence of that repayment would not have the same impact on the Company’s net leverage-to-equity ratio.

The unaudited pro forma consolidated financial statements of the Company as of June 30, 2026, after giving effect to the Transaction (the “Pro Forma Financial Statements”), are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated into this Item 2.01 by reference.

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2026, the registrant issued a press release announcing its financial results for the second quarter ended June 30, 2026. The text of the press release is included as Exhibit 99.2 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

Following the completion of the Transaction, the Company announced that the Board has engaged Keefe, Bruyette & Woods, a Stifel company (“KBW”) to consider strategic alternatives to maximize shareholder value. These could include, but are not limited to, using newly available leverage capacity to reinvest in the portfolio and/or return capital to shareholders through share repurchases, pursuing potential strategic combinations in the public or private markets, completing an orderly realization of portfolio assets, or some combination thereof. There is no guarantee the Company will pursue any of the foregoing or, that if it seeks to do so, will be successful in achieving any desired outcome.

On August 6, 2026, the registrant issued a press release, included herewith as Exhibit 99.2, announcing the declaration of a third quarter dividend of $0.17 per share, payable on September 30, 2026 to stockholders of record as of the close of business on September 16, 2026. Additionally, on August 6, 2026, the registrant made available a supplemental investor presentation with respect to the earnings release, which includes a schedule of investments held directly and indirectly by the Continuation Vehicle, on its website at www.tcpcapital.com. A copy of the supplemental investor presentation is being furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibits 99.2 and 99.3, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Pro Forma Financial Statements are attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated into this Item 9.01(b) by reference. The Pro Forma Financial Statements are presented for informational purposes only. The Pro Forma Financial Statements are not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Transaction been consummated as of the date indicated therein. In addition, the Pro Forma Financial Statements do not purport to project the impact of the Transaction on the Company’s future financial position or operating results.

(d)
Exhibits

99.1	Unaudited Pro Forma Consolidated Financial Statements of BlackRock TCP Capital Corp.
99.2	Press Release, Dated as of August 6, 2026
99.3	BlackRock TCP Capital Corp. Q2 2026 Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

Prospective investors considering an investment in BlackRock TCP Capital Corp. should consider the investment objectives, risks and expenses of the Company carefully before investing. This information and other information about the Company are available in the Company’s filings with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website at www.sec.gov and the Company’s website at www.tcpcapital.com. Prospective investors should read these materials carefully before investing.

This 8-K may contain forward-looking statements. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. We use words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “could,” “may,” “plan” and similar words to identify forward-looking statements. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, changes in general economic conditions or changes in the conditions of the industries in which the Company makes investments, risks associated with the availability and terms of financing, changes in interest rates, availability of transactions, and regulatory changes. Certain factors could cause actual results to differ materially from those contained in the forward-looking statements, including, but not limited to, those factors included in the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2025, and the Company’s subsequent periodic filings on Form 10-Q with the SEC. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the ability to realize the anticipated benefits of the previously announced merger with BlackRock Capital Investment Corporation (“Merger”), including the expected accretion to net investment income and the elimination or reduction of certain expenses and costs due to the Merger; (ii) risks related to diverting management’s attention from ongoing business operations; (iii) risks related to the retention of the personnel of the Company’s investment adviser; (iv) changes in the economy, financial markets and political environment; (v) risks associated with possible disruption in the operations of the Company or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine and the conflict in the Middle East), trade protection or trade wars, natural disasters or public health crises and epidemics; (vi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (vii) conditions in the Company’s operating areas, particularly with respect to business development companies or regulated investment companies; (viii) the outcome of the Transaction; and (ix) other considerations that may be disclosed from time to time in the Company’s publicly disseminated documents and filings. Copies are available on the SEC’s website at www.sec.gov and the Company’s website at www.tcpcapital.com. Forward-looking statements are made as of the date of this press release and are subject to change without notice. The Company has no duty and does not undertake any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

APPENDIX A – PURCHASE PRICE ADJUSTMENT DETAIL

The purchase price for the transferred equity interest in the Continuation Vehicle of approximately $152 million was comprised of 95% of the following:

(a) approximately $565 million in Continuation Vehicle portfolio value, which equates to 95.0% of its gross fair market value of approximately $595 million as of December 31, 2025;

(b) approximately $74 million to cash collateralize the Continuation Vehicle’s unfunded commitments;

(c) an approximately $43 million reduction for net repayments within the Continuation Vehicle portfolio between December 31, 2025 and Closing;

(d) a reduction for approximately $30 million for investment income between December 31, 2025 and Closing attributable to assets held by the Continuation Vehicle, as well as certain other customary adjustments as set forth in the Transaction Agreement; and

(e) a reduction for the $406 million of outstanding leverage of the CLO Issuer as of June 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock TCP Capital Corp.

Date:	August 6, 2026	By:	/s/ Erik L. Cuellar
		Name: Title	Erik L. Cuellar Chief Financial Officer and Treasurer